SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):              15-Oct-03

Asset Backed Securities Corporation, Home Equity Loan Trust, Series 2003-HE4 Asset Backed Pass-Through Certificates, Series 2003-HE4
(Exact name of registrant as specified in its charter)


          New York             333-86750             13-3354848
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

             On   15-Oct-03   a scheduled distribution was made from the Trust
                to holders of the Certificates.  The Trustee has caused to be
			filed with
                the Commission, the Monthly Report dated       15-Oct-03
                The Monthly Report is filed pursuant to and in accordance with
                (1) numerous no-action letters (2) current Commission policy in the area.





                A.   Monthly Report Information
                     See Exhibit No.1


                B.   Have and deficiencies occurred?  NO.
                              Date:
                              Amount:

                C.   Item 1: Legal Proceedings:  NONE

                D.   Item 2: Changes in Securities:   NONE

                E.   Item 4: Submission of Matters to a Vote of
                     Certificateholders:  NONE

F. Item 5: Other Information - Form 10-Q, PartII - Items
      1,2,4,5
                     if applicable:  NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
                Exhibit No.

   1.)              Monthly Distribution Report Dated     15-Oct-03


Asset Backed Securities Corporation, Home Equity Loan Trust, Series 2003-HE4 Asset Backed Pass-Through Certificates, Series 2003-HE4

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                   15-Oct-03

DISTRIBUTION SUMMARY

     Class         Orig Bal       Beg Bal           Prin
      A-1        504,000,000    498,374,115      6,810,547
      A-2        172,000,000    168,754,034      3,359,054
      A-3        102,000,000    99,678,757       2,402,115
      A-4        51,000,000     50,433,843        585,882
      A-IO       78,100,000     76,300,000           0
    A-IO-INV    1,000,000,000   934,916,078          0
      M-1        65,600,000     65,600,000           0
      M-2        55,500,000     55,500,000           0
      M-3        22,700,000     22,700,000           0
      M-4        18,100,000     18,100,000           0
      M5-A       10,000,000     10,000,000           0
      M5-B        7,700,000      7,700,000           0
       P             100            100              0
       X              0            3,666             0
       R              0              0               0
      B-IO       90,000,000     90,000,000           0
     Total      1,008,600,100   996,840,849      13,157,598

Class                Rate           Int
A-1                1.47000%       610,508
A-2                1.49500%       210,239
A-3                1.34000%       111,308
A-4                1.60000%       67,245
A-IO               4.00000%       254,333
A-IO-INV           0.00000%          0
M-1                1.95000%       106,600
M-2                3.12000%       144,300
M-3                3.57000%       67,533
M-4                5.62000%       84,768
M5-A               5.12000%       42,667
M5-B               5.12000%       32,853
P                    N/A          143,945
X                  0.00000%          0
R                  0.00000%          0
B-IO               3.50000%       262,500
Total                            2,138,800

     Class           Loss        Total Dist
      A-1            N/A         7,421,056
      A-2            N/A         3,569,294
      A-3            N/A         2,513,422
      A-4            N/A          653,127
      A-IO           N/A          254,333
    A-IO-INV         N/A             0
      M-1            0.00         106,600
      M-2            0.00         144,300
      M-3            0.00         67,533
      M-4            0.00         84,768
      M5-A           0.00         42,667
      M5-B           0.00         32,853
       P             0.00         143,945
       X             N/A             0
       R             N/A             0
      B-IO           N/A          262,500
Total                           15,296,398

     Class        Int Short       End Bal
      A-1             0         491,563,567
      A-2             0         165,394,980
      A-3             0         97,276,643
      A-4             0         49,847,962
      A-IO            0         74,700,000
    A-IO-INV          0         874,063,385
      M-1             0         65,600,000
      M-2             0         55,500,000
      M-3             0         22,700,000
      M-4             0         18,100,000
      M5-A            0         10,000,000
      M5-B            0          7,700,000
       P              0             100
       X              0          3,862,996
       R              0              0
      B-IO            0         90,000,000
Total                           983,683,252

AMOUNTS PER $1,000 UNIT


     Class          Cusip           Prin
      A-1         04541GER9      13.51299
      A-2         04541GES7      19.52939
      A-3         04541GFE7      23.55014
      A-4         04541GFF4      11.48787
      A-IO        04541GET5       0.00000
    A-IO-INV      04541GEZ1       0.00000
      M-1         04541GEU2       0.00000
      M-2         04541GEV0       0.00000
      M-3         04541GEW8       0.00000
      M-4         04541GEX6       0.00000
      M5-A        04541GEY4       0.00000
      M5-B        04541GFG2       0.00000
       P          04541GFC1       0.00000
       X          04541GFB3       0.00000
       R          04541GFD9       0.00000
      B-IO        04541GFA5       0.00000

     Class           Int           Total
     Class         1.21133       14.72432
      A-1          1.22232       20.75171
      A-2          1.09125       24.64140
      A-3          1.31853       12.80641
      A-4          3.25651        3.25651
      A-IO         0.00000        0.00000
    A-IO-INV       1.62500        1.62500
      M-1          2.60000        2.60000
      M-2          2.97500        2.97500
      M-3          4.68333        4.68333
      M-4          4.26667        4.26667
      M5-A         4.26667        4.26667
      M5-B      1439454.60000  1439454.60000
       P           0.00000        0.00000
       X           0.00000        0.00000
       R           2.91667        2.91667
      B-IO         0.00000        0.00000

                   Interest
                Carry-forward
     Class          Amount        End Bal
      A-1          0.00000       975.32454
      A-2          0.00000       961.59872
      A-3          0.00000       953.69257
      A-4          0.00000       977.41101
      A-IO         0.00000       956.46607
    A-IO-INV       0.00000       874.06339
      M-1          0.00000      1000.00000
      M-2          0.00000      1000.00000
      M-3          0.00000      1000.00000
      M-4          0.00000      1000.00000
      M5-A         0.00000      1000.00000
      M5-B         0.00000      1000.00000
       P           0.00000      1000.00000
       X           0.00000        0.00000
       R           0.00000        0.00000
      B-IO         0.00000      1000.00000

                   GROUP 1        GROUP 2           TOTAL
Prin Dist:
Beg Bal           607,732,131     389,112,384      996,844,515
   Sched Prin         482,789         325,670          808,459
   Prepays+Curts    4,330,118       4,159,691        8,489,809
   Net Liq Proc             0               0                0
   Loan Purch Price         0               0                0
  Tot Prin Remit    4,812,907       4,485,361        9,298,268
  Net Real Losses           0               0                0
End Bal           602,919,224     384,627,023      987,546,248
End Count               4,070           2,189            6,259

Agg End Coll Bal                                   987,546,248

End OC Amt                                           3,862,996

Num Liq Loans                                                0

Int Dist:
Sched Int-less serv  3,597,444       2,266,043        5,863,487
Less RAIS                    0               0                0
Less Net PPIS                0               0                0
                     3,597,444       2,266,043        5,863,487

Serv Fee
Grp 1                                                  253,222
Grp 2                                                  162,130

Advances
Curr Agg Adv as of determ. date                      4504884.73
Out. Agg. Adv as of end of prior calendar mo.        5279655.27


Delinq Info
                   GROUP 1                         GROUP 2
                    Count         Balance           Count            Balance
30-59 days           63          8,772,730           27             5119733.62
60-89 days           15          1,703,063            4             435038.05
90 + days             0              0                0                 0
*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

                    TOTAL
                    Count         Balance
30-59 days            90        13892464.01
60-89 days            19         2138101.54
90 + days             0              0
*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

                   GROUP 1
                    Count         Balance     Market Value (REO)
Outstanding Loan    4,070       602,919,224
Foreclosure           4           767,999
Bankruptcy            0              0
REO                   0              0               0

                   GROUP 2
                    Count         Balance     Market Value (REO)
Out Loans           2,189       384,627,023
Foreclosure           2          600596.81
Bankruptcy            0              0
REO                   0              0               0

                    TOTAL
                    Count         Balance     Market Value (REO)
Out Loans               6,259     987,546,248
Foreclosure                  6      1368595.37
Bankruptcy                   0               0
REO                          0               0       0

Interest Shortfall
                     Tot            Real            Prep
                    Unpaid         Losses            Int
                                                  Shortfall
      A-1           0.00           0.00             0.00
      A-2           0.00           0.00             0.00
      A-3           0.00           0.00             0.00
      A-4           0.00           0.00             0.00
      A-IO          0.00           0.00             0.00
    A-IO-INV        0.00           0.00             0.00
      M-1           0.00           0.00             0.00
      M-2           0.00           0.00             0.00
      M-3           0.00           0.00             0.00
      M-4           0.00           0.00             0.00
      M5-A          0.00           0.00             0.00
      M5-B          0.00           0.00             0.00
       P            0.00           0.00             0.00
       X            0.00           0.00             0.00
      BIO           0.00           0.00             0.00
                    0.00           0.00             0.00

                                    Net
                    RAISF         WAC Rate
                                 Carryover
      A-1           0.00           0.00
      A-2           0.00           0.00
      A-3           0.00           0.00
      A-4           0.00           0.00
      A-IO          0.00           0.00
    A-IO-INV        0.00           0.00
      M-1           0.00           0.00
      M-2           0.00           0.00
      M-3           0.00           0.00
      M-4           0.00           0.00
      M5-A          0.00           0.00
      M5-B          0.00           0.00
       P            0.00           0.00
       X            0.00           0.00
      BIO           0.00           0.00
                    0.00           0.00

Num. of Loans for which Prep.Prem. were collected           32
Num of Loans for which Prep Prem were sched                 32
Prin. Bal. of Loans with Premium coll.             5,362,883.10
Curr. amt of Prep. Prems                             143,945.46

Current Real. Losses                                       0.00
Cum. Real. Losses since Startup Day                        0.00

Weighted Avg Term to Mat. of Mortg. Loans                  350
Weighted Avg. Gross Coup. of Mortg. Loans              7.55846%
Weighted Avg. Net Coupon of Mortg. Loans               7.05846%

Agg. Num. of Mortg. Loans in the pool                    6,259

O/C Target Amt                                      22,189,283

Credit Enhancement %                                 18.577671%

O/C Increase Amount                                3,859,329.96

O/C Release Amt                                            0.00

O/C Deficiency Amt                                22,189,282.85

Excess O/C Amt                                             0.00

Pmt from Yield Maint. Agreement                            0.00

Net Monthly Excess Cash Flow                       3,859,329.96

Extra Ordinary Trust Fund Expenses                         0.00

Trigger Event Occurrence                             NO

Step Down Date Occurred                              NO

Class A-IO Net WAC Rate                              7.0472593%

Class B-IO Cap Rate                                  6.7410932%

Available Distribution Amount                     15,305,699.95

Deposit to Net WAC Reserve Fund                            0.00

                SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Asset Backed Securities Corporation, Home Equity Loan Trust, Series 2003-HE4 Asset Backed Pass-Through Certificates, Series 2003-HE4


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA, as Trustee